Exhibit 10.15

Translated from Japanese

    CONTRACT ON ENTRUSTING SALES CONCERNING AU CORPORATE CELL PHONE SERVICES

KDDI, Inc (hereinafter A) and Global Hot line, Inc. (hereinafter B) shall enter into agreement (hereinafter the Agreement) on promoting subscriptions of telecommunication services and selling related products that are entrusted to B by A to corporate clients (hereinafter the Operations) as follows:

(The Operations)

1.   A entrusts B with the Operations provided in the separate sheet.

2. A and B shall set the goals regarding the Operations. The goals shall be provided on the separate sheet except for the case in which special arrangement has been made to the Agreement and other agreement in writing between A and B.

(Definitions of terms)

1. This Agreement employs the following terms by each definition set forth.

Terms                                   Meaning
--------------------------------------------------------------------------------
(1) Corporate AU communication          Telecommunication services based on A's
    services                            AU communication services contract
                                        offered by A (limited to what A
                                        separately specifies).
--------------------------------------------------------------------------------
(2) Related Corporate AU                Telecommunication services related to
    communication services              (1) (including corporate fixed lines
                                        communication services).
--------------------------------------------------------------------------------
(3) Solution services                   Other non-telecommunication services
                                        provided by A related to (1) and/or (2)
                                        that A separately specifies.
--------------------------------------------------------------------------------
(4) Corporate AU communication          (1), (2) and (3)
    services and others
--------------------------------------------------------------------------------
(5) Related products                    End apparatus, accessories, and
                                        peripherals related to (4).
--------------------------------------------------------------------------------
(6)  AU contract                        AU contract provided in A's AU
                                        communication services contract that
                                        concerns with (1)
--------------------------------------------------------------------------------

(Personnel management)

3. B shall provide organization, placement, administration system, education and training to perform the Operations. A shall not directly provide these to B's employees.

(Performance)

4. B shall carry out the Operations with due management care following the Agreement and A's instructions.

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

     2. A may request B to improve its way of performing the Operations if A assumes there are any problems with it. B shall respond to it as soon as possible.

     3. If B receives protests or complaints from any third party or inflicts damage to any third party or c, A uses a dispute between the third party in performing the Operations, B shall report it to A immediately and take responsibility to process and solve it at its cost.

     4. B shall not damage or take actions to possibly damage A's honor, credit and the like. 5. B shall comply with any related laws and instructions or guidance by competent regulators.

(Performers of the Operations)

5. B shall determine the employees to perform the Operations (hereinafter the Operators). Also, whenever A requests, B shall notify A, considering the intent of the request, the names of the Operators and others in writing in the format that A designates as soon as possible.

     2. B shall select a manager from among the Operators in accordance with the arrangement separately provided through discussion with A and then notify of the manager to A in writing in the format that A designates. This applies whenever a manager is changed, however, provided that any temporary employee, e.g. a part timer cannot be appointed as manager.

     3. B shall manage the Operators so that they observe the duties provided in the Agreement and take the whole responsibility for the Operators concerning performing the Operations.

(Education and training)

6. B shall, in its responsibility and at its cost, provide the Operators with sufficient education and training to let them perform the Operations appropriately and smoothly.

     2. A will cooperate B upon B's request in the education and training based on the provision above if A recognizes as necessary.

     3. The two provisions above shall be applied to the education and training to any sub-consignee provided in Article 11.2 as well.

(Report)

7. B shall report the Operations progress in writing in the form A separately designates by the 5th business day in the following month. Also A may request B to report on the progress anytime. In the event of the said request, B shall immediately report it to A in writing in the format that A separately designates.

     2. A may enter B's offices or other places related to the Operations with B's advance admission to confirm and/or investigate the status of the Operations and request relevant documents and others to review, which B shall cooperate with.

(Responsibility based on Labor Laws)

8. B shall comply with the Labor Laws, related acts and regulations concerning the Operators and take the whole responsibility as employer and business proprietor as provided in these.

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

     2. If an injury or any other accident occurs to any of the Operators, B shall process and solve it in its responsibility and at its cost so that no troubles should be cAUsed to A.

(Leases of apparatus and others)

9. A may rent B apparatus and/or equipment and others that A designates (hereinafter Apparatus and others) with or without charges as A recognizes it to be necessary to perform the Operations, In this case, B shall store and use them with due management care and shall not use them for any other purposes than performing the Operations.

     2. A may specify business cards and others (hereinafter the Business Cards and others) that B shall use in performing the Operations. In this case B shall, in using the Business cards and others, manage them with due management care and use them only for the purpose of performing the Operations, and concurrently, strictly refrain from socially unacceptably inappropriate remarks or behaviors or appearances that possibly damage A's credit or honor, or deteriorate A's dignity; and if A presents regulations, B shall observe the said regulations. Also, B shall notify A in writing the names, addresses, telephone numbers and others as A separately designates of the Operators to use them in advance and obtain A's approval. This applies to the cases of making changes to them. Also A may tell B to stop any Operator's using them anytime and B shall do so.

(Advertising and publicity)

10. If B performs advertising or publicity (hereinafter Advertising and publicity) regarding Corporate AU communication services and others or related products, B shall notify A of it in writing fairly before if and follow B's instructions concerning marks, media and others to be used in Advertising and publicity.

(Prohibition of sub-consignment)

11. B shall never sub-consign the Operations to any third party without obtaining A's permission in writing in advance.

     2. In case B should consign part of the Operations to a third party (hereinafter Sub-consignee) after obtaining the said permission in the provision above, B shall ensure that the sub-consignee should fulfill B's duties provided in the Agreement and take the whole responsibility for the acts of the Sub-consignee.

(Consignment fees and others)

12. The value of B's performing the Operations (hereinafter Consignment) shall be provided in the separate sheet unless special arrangement has been made to the Agreement and other agreement in writing between A and B.

     2. B shall in principle submit a bill for the Consignment for the month provided above in the manner agreed on between A and B by the 5th business day of the following month and A shall pay for it by the 20th of the month in which it has received the said bill (on the previous business day if 20th is a bank holiday). If there are fixed Consignment settled EOM and incremental Consignment by quantity, B shall submit the separate bills to A, and A shall pay for them separately if both parties have recognized the special necessity to do so.

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

     3. Consignment can be changed after discussion between A and B if the necessary to revise the Consignment has been recognized as any change to the contents or conditions of the Operations or any other event to greatly impact the calculation ground of the Consignment has occurred.

(Confidentiality)

13. The existence and contents of the Agreement, any information on the Agreement that has been received in making it and development of events to that point shall be regarded as confidential information provided in the Non-Disclosure Agreement (hereinafter NDA) signed between A and B on January 15, 2009.

     2. Both parties shall deal with any information that could be learned on the other party in performing the Operations in accordance with the NDA.

     3. B shall hold its board of directors and employees (inclusive of those who retired from either position, which shall be referred hereinafter the Employees and others) under obligation of the said confidentiality in the previous above, and if any of the Employees and others should violate it, it shall be regarded as B's breach.

     4. Regarding the information on A's customers, B shall comply with "Agreement on the protection of customers' information and confidentiality" signed separately between A and B.

(Agent)

14. Since B shall not be given the position as A's agent, whenever B deals with any third party in connection with performing the Operations, B shall be totally responsible for the deals as principal B.

(Notices on changing address and others)

15. If B changes its office address, company name, executive director, or contact information, B shall notify it to A in writing in advance.

     2. It will be considered B has received any documents A has sent or forwarded to the previous address, company name, executive director, or the contact information, if B neglects the said notice provided above.

(Revision to Agreement)

16. A shall give B a written notice if it becomes necessary to modify any of the items in the Agreement, and if no written objection by B to the said notice reaches within 10 days from the day on which it reached to B, the Agreement shall be revised according to the contents of the said notice. In this case, the revised conditions shall come to effect on the day that B designates in the said notice.

     2. Regarding the revision of the Agreement based on the notice provided above, if B's writing conveying its objection has reached within the period of time provided above, both A and B shall discuss in good faith whether or not to make the said change, and process and solve it amicably.

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

(Effective period)

17.  2009/04/01 through 2009/06/30.

(Termination)

18. Despite the provision above either A or B may terminate the Agreement with one (1) month notice in writing even during its effective term.

(Cancellation)

19. Either A or B may cancel the Agreement without any notice or procedure, if either party falls into any of the following:

          (1) Either party breaches or possibly breaches the Agreement and despite A's request for the correction during due time yet the said correction has not been made;

          (2) Court order or notice of seizure, or provisional seizure, or provisional disposition has been sent, or in the case of the receipt of petition for AUction;

          (3)  Disposition for tax delinquency;

          (4) Disposition of suspension of payment, or the commencement of bankruptcy procedure, or civil revitalization, or corporate reorganization, or special liquidation;

          (5)  Dishonored bills either issued or accepted, or dishonored checks;

          (6)  Liquidation not by M&A, or discontinued business;

          (7)  Dishonesty in performing the Agreement;

          (8) Abasement of A's honor or credit, or material damage to A has been inflicted or possibly c that a used;

          (9) A material change has occurred to B's assets, credit, and/or solvency and others;

          (10) Other than each of the previous cases, in the event of significant matters to make it difficult to continue the Agreement that B is responsible for;

     2. In the event of any of the aforementioned B should be responsible for the entire damages inflicted on A whether or not The Agreement has been cancelled.

(Procedure after termination)

20. After the Agreement is terminated irrespective of the reasons, B shall immediately, according to A's instructions, return A or dispose of any apparatus and others and confidential information (including its copies) and dispose of all the printed matters concerning the Business Cards and others.

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

(Damages)

21. If B inflicts A or a third party damages that B is responsible for in performing the Agreement, B is liable for damages.

     2. When A pays the third party damages which B should be liable for in accordance with the provision above, B shall pay back the amount to A later.

(Set off)

22. Based on the Agreement when either A or B has monetary obligation to the other party, irrespective of its payment due, either party has the right to set it off against its mature monetary obligation anytime without notice in advance.

(Prohibition of assigning rights and duties)

23. B shall not assign or offer as collateral for itself or a third party all or part of rights and duties based on the Agreement to any third party without obtaining A's permission in writing in advance.

(Survive termination)

24. Article 4.3-4, Article 5. 3, Article 8, Article 11.2, Article 13, Article 19.2, Articles 21 through 25 shall survive termination.

(Jurisdiction)

25. Tokyo districts courts are to have exclusive jurisdiction to settle any disputes which may arise out of this Agreement.

(Consultation)

26. Either A or B may discuss and solve the problems together in good faith as soon as possible, whenever any question occurs about terms and conditions of the Agreement or any matter that is not provided in it.

IN WITNESS HEREOF this Agreement that has come to effect, two (2) copies of it has been executed, onto which A and B each shall affix a signature and a seal to be stored with each.

2009/04/03

A:                                               B:
Nobuyasu Shimokawa                               Hideki Anan
General Manager, 2nd Solution Business Dept.     CEO
Corporate Sales Div., KDDI Corporation           Global Hotline, Inc.
2-chome, 28-8, Honkomagome                       1-chome, 13-12 Nishi-Shinjuku,
Bunkyo-ku, Tokyo                                 Shinjuku-ku, Tokyo

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

                                                                  Separate Sheet

1.   Details of the Operations:

     (1)  Make an appointment with corporate customers by call.

     (2)  Visit corporate clients for sales

     (3) Explain and propose corporate AU telecommunication services for customers

     (4) Deal with closing contracts on corporate AU communication services and others

     (5)  Respond to corporate customer inquiries.

     (6) Explain and propose corporate Metal Plus Call Services (for offices) and Free Call services.

     (7) Deal with closing contracts on corporate Metal Plus Services (for offices) and Free Call services.

     (8) Respond to corporate customers' inquiries on corporate Metal Plus Services (for offices) and Free Call services.

     (9) Other operations pertaining to any item above that A separately designates.

2.   Onerous contract (Article 9. 1)

     (1) A shall rent facilities and others below for the following charges. B shall pay rent as per A's claim.

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Facility                                        Rent
--------------------------------------------------------------------------------
(1)  Operation space (limited to space          (Y)* monthly (excluding c-taxes)
     separately agreed on bet. A and B).

(2)  Furniture in the operation space (1).

(3)  Utility, e.g. electricity, gas, and
     water in the operation space (1).

(4)  Telephone/ other telecommunication
     lines and equipment in the operation
     space (1).
--------------------------------------------------------------------------------

     (2) B shall transfer the rent into A' bank account on A's claim in accordance with B's payment rules. Also B may set off the payment with the Consignment that B claims A.

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

3.   Goals of the Operations (Article 1.2)

     (1)  AU Related:

     --------------------------------------------------------------------
                                        Sales Goals
     --------------------------------------------------------------------
     April 2009                         * subscriptions/month
     --------------------------------------------------------------------
     May 2009                           * subscriptions/month
     --------------------------------------------------------------------
     Jun 2009                           * subscriptions/month
     --------------------------------------------------------------------

     (2)  Others:

     None

4.   Days and time for Operations:

     (1) B operates 9:00-18:00 from Monday through Friday (hereinafter Business days).

     (2) B shall operate differently from the provision above in order to respond to customers and for other reasons after obtaining A's approval in advance.

5.   Consignment concerning the Operations:

     Monthly fixed Consignment (excluding c-taxes)

     (1)  Basic Consignment:

     2009/January - 2009/March                              Monthly amounts
--------------------------------------------------------------------------------
                                                        Basic Consignment
        Add-on Consignment         Fixed Consignment    (incl. onerous contract)
--------------------------------------------------------------------------------
Apr.    Amount determined by 5:    (Y)*(excl. c-tax)    Sum of Add-on and Fixed
2009    (2), (3), and 6.           (* incl. c-tax)      commissions
--------------------------------------------------------------------------------
May     Amount determined by 5:    (Y)*(excl. c-tax)    Sum of Add-on and Fixed
2009    (2), (3), and 6            (* incl. c-tax)      commissions
--------------------------------------------------------------------------------
Jun     Amount determined by 5:    (Y)*(excl. c-tax)    Sum of Add-on and Fixed
2009    (2), (3), and 6            (* incl. c-tax)      commissions
--------------------------------------------------------------------------------

     (2)  Add-on Consignment:

     Add-on commissions shall be paid based on the following benchmark. Also, of the AU subscriptions achieved during the effective period of The Agreement, if the month in which the service has been started is after the end of the period, the amount will be paid based on this clause and (3) depending on the number of the AU subscriptions per month.

     The number of contracts              The amount of Add-on commissions
     ----------------------------------------------------------------------
                *                         (Y)* per contract (excl. c-taxes)
     ----------------------------------------------------------------------

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     (3)  Add-on commissions above goals:

     Add-on commissions above the goals shall be paid under the conditions in
     (2) in addition to the basic Consignment if the number of AU contracts completed by B during the term of the Agreement (The contracts that led to opening subscriber's line with B's referral to A excluding the AU contracts provided in ++@ that shall not be paid for (hereinafter Contracts for payment)) has excelled the goals of Operations provided above.

          (1)  AU contracts with no payment

               i. Contract made concurrently with termination of another AU contract

               ii. Contract with the application form lacking the code that A designates

          (2)  Conditions for add-on Consignment above the goals:

               i. If the number of contracts closed in a month is from * to *, starting from the *st contract, an additional (Y)* will be paid per contract.

               ii.  If the number of contracts closed in a month is * or over,
                    (Y)* (excl. c-taxes) per AU contract will be paid from the *st up to the *th contract; and plus (Y)* (excl. c-taxes) per AU contract will be paid per contract from the *st contract.

6. Commissions concerning Metal Plus Service, Myline and Myline Plus services, and Free Call DX/S Services

     (1)  Commissions concerning Metal Plus Service

     A shall pay the amount provided in the table below for Metal Plus Service that was entered and registered with A's computers and then newly subscribed (hereinafter eligible Metal Plus Service) as consignment in addition to the Basic Consignment. However, for those that falls into one of the following is not eligible for payment of the said consignment. Also, if A later finds that an application entered and registered with A's computer is revealed to fall into the following, B shall immediately return the already received consignment to A.

          (1)  Applications for changing services of already utilized services

          (2)  Addition or claims for the add-on functions

          (3) Duplicated application for the identical services that is not based on the customer's will

          (4)  Application by a party that was suspended to use Metal Plus
               Services

          (5) The items that A requires are not appropriately entered or registered

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

          (6) The application form that the customer has not put its own signature or seal

          (7) A cannot confirm the eligible applier's will of application. Regarding method, procedure, and frequency with which A confirms the customer's will of application, A shall determine them at its own discretion and B shall not raise objection concerning these

          (8) Contract closed based on the customer's material misunderstanding of the contents of services

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               Services Type                   Payment Amount
--------------------------------------------------------------------------------
               Metal Plus Phone Services       (Y)* per line (excl. c-taxes)
Consign-       *for office (analogue)
ment           -----------------------------------------------------------------
regarding      Metal Plus Phone Services       (Y)* per line (excl. c-taxes)
Metal          *for office (ISDN)
Plus           -----------------------------------------------------------------
Service        Metal Plus ADSL one             (Y)* per user ID (excl. c-taxes)
               *for office
--------------------------------------------------------------------------------

     (2)  Commissions concerning Myline and Myline Plus services

     A, as commissions concerning Myline and Myline Plus services, will pay the amounts provided in the table below for each Myline or Myline Plus line that has been opened in a month (Hereinafter "Opened Line") after verifying the number of Opened Lines per each application at the point they have been accepted and registered with A's Computers.

--------------------------------------------------------------------------------
The number of
Opened Lines         Service area section          Payment amount
--------------------------------------------------------------------------------
  3 or over          Outside the prefecture        (Y)* per line (excl. c-taxes)
--------------------------------------------------------------------------------
      2              Outside the prefecture        (Y)* per line (excl. c-taxes)
--------------------------------------------------------------------------------
      1              Outside the prefecture        (Y)* per line (excl. c-taxes)
--------------------------------------------------------------------------------

     (3)  Commissions concerning Free Call DX/S Services

     A shall pay the amount provided in the table below for Free Call DX/S Services that was entered and registered with A's computers and then newly subscribed as consignment in addition to the Basic Consignment.

--------------------------------------------------------------------------------
                    Type                                   Payment Amount
--------------------------------------------------------------------------------
Incentives concerning new subscription or        (Y)* per member (excl. c-taxes)
additional application for Free Call DX/S
Service
--------------------------------------------------------------------------------

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